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                                                                  Exhibit 10.182
[LOGO]
TYCO
capital
                         [LETTERHEAD OF TYCO CAPITAL]

                                                                  March 15, 2002

          READY-MIX, INC.
          3430 E FLAMINGO RD
          LAS VEGAS, NV 89121-5003

             RE: Rewrite Account #00019122-00043835 Reference is made to the Lease Agreement dated February 24, 1997 between READY-MIX, INC., its leasee, and The CIT Group/Equipment Financing.


               You have requested and we have approved your request to term out your residual for 36 months. Your new payment stream will be as follows;

          Thirty-six(36) monthly payments of $10,979.72, beginning on April 1, 2002 plus applicable taxes and continuing on the same day of each month until the maturity of this loan.
          One (1) monthly payments of $1.00, plus applicable taxes, which shall be the final payment due on April 1, 2005.

               This renewal extension agreement and the other documents referenced herein or contemplated hereby represent the final agreement between the parties and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements among the parties. Except as modified herein, the agreement and all documents executed in connection therewith shall continue in full force and effect.

               If the foregoing is acceptable to you, would you please indicate so by signing this letter where indicated below then fax a copy to us at 480-784-9514 and return the original via overnight mail to us.

          Sincerely,

          David Fanchi
          Portfolio Specialist
          480-784-2313 Phone
          480-858-1494 Fax

          By:           Kenneth D. Nelson
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          Print Name:   KENNETH D. NELSON
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          Title:        VICE PRESIDENT
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          Dated:        3-18-02
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